UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2022

Date of reporting period:  March 31, 2022

Item 1. Reports to Stockholders.

(a)

Subversive Metaverse ETF

Ticker Symbol:  PUNK

Semi-Annual Report
March 31, 2022

SUBVERSIVE METAVERSE ETF

Fund Performance

During the period between January 26, 2022  – March 31, 2022, the Subversive Metaverse ETF (the “Fund”) returned 2.11% on market price and 2.03% on NAV prices while Nasdaq 100 returned 4.87%.

Performance Discussion

While this letter only covers the fund’s first month, the portfolio holdings reflect how we see the metaverse and web 3.0 evolving. That includes our core belief that Meta Platforms, Inc. will not be the “winner” of the Metaverse and we affirm our short position, but as an active ETF, that may not be our only short position.

With the invasion of Ukraine on February 24, 2022, the energy and food input costs for the entire world changed overnight dramatically altering the risk and inflation landscape for the foreseeable future. While the invasion might seem far removed from the tech world of the Metaverse, we believe the actions of the Chinese ruling party during this time underscore how the unipolar world of the 20th century has fully cleaved into a 21st-century multipolar world among the west, China, and the rest.

You will notice we do not invest in Chinese Metaverse companies, and we do not expect that to change. The risk of delisting of securities, potential currency devaluations, and a signal from Janet Yellen the US may rethink its trade posture with China all pose long-term systemic headwinds that we believe offer little opportunity for risk-adjusted returns.

Looking forward

While we don’t offer views on general market direction, we do expect shocking amounts of volatility over the coming quarter with periods of capitulation in asset prices, and other times where it seems correlations among previously uncorrelated assets go to one.

This is going to be a challenging time.

During these times it is important to focus on free cash flow and that is where our focus is: who has it, and who might earn it next. This thesis, combined with modest shorts where we see opportunity, is how we believe we can deliver positive returns to long-term investors.

Christian H. Cooper, CFA FRM

SUBVERSIVE METAVERSE ETF

The views in this letter were as of March 31, 2022, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

This material must be preceded or accompanied by a prospectus.

Past performance is not indicative of future results.

Metaverse Companies Risk include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Securities of Metaverse Companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Metaverse Companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

Distributor:  Quasar Distributor, LLC.

SUBVERSIVE METAVERSE ETF

Expense Example (Unaudited)
March 31, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on the purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized Net	Beginning	Ending	During Period(1)(2)
	Expense Ratio	Account Value	Account Value	(Inception to
Subversive Metaverse ETF	(3/31/2022)	(Inception)(1)	(3/31/2022)	3/31/2022)
Actual(3)	0.75%	$1,000.00	$1,020.30	$1.33
Hypothetical	0.75%	$1,000.00	$1,007.45	$1.32

(1)	Inception date of the Fund was January 26, 2022.
(2)
Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 64/365 to reflect its period inception to March 31, 2022.

(3)	Based on the actual NAV returns for the period ended March 31, 2022 of 2.03%.

SUBVERSIVE METAVERSE ETF

Allocation of Portfolio(1) (% of Investments) (Unaudited)
March 31, 2022

Top 10 Equity Holdings(1)(2) (% of Investments) (Unaudited)
March 31, 2022

NVIDIA Corporation	4.16%
Coinbase Global, Inc. – Class A	3.73%
Cloudflare, Inc. – Class A	3.48%
Block, Inc.	3.47%
Galaxy Digital Holdings Ltd.	3.28%
Sony Group Corporation	3.21%
Microsoft Corporation	3.10%
Alphabet, Inc. – Class C	3.07%
Agilent Technologies, Inc.	2.87%
ROBLOX Corporation – Class A	2.73%

(1)
Data expressed as a percentage of investments as of March 31, 2022. Data expressed excludes securities sold short. Please refer to the Schedule of Investments for more details on the Fund’s individual holdings and sector allocations. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

(2)	Data expressed excludes short-term investments, such as money market funds. Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

SUBVERSIVE METAVERSE ETF

Schedule of Investments (Unaudited)
March 31, 2022

	Shares	Value
COMMON STOCKS – 94.88%
Capital Markets – 6.99%
Coinbase Global, Inc. – Class A (a)	250	$47,465
Galaxy Digital Holdings Ltd. (a)(b)	2,448	41,738
		89,203

Communications Equipment – 0.67%
Cisco Systems, Inc.	153	8,531

Electronic Equipment, Instruments & Components – 1.27%
Velodyne Lidar, Inc. (a)	6,330	16,205

Entertainment – 11.95%
Activision Blizzard, Inc.	312	24,994
CD Projekt S.A. (b)	108	4,466
Electronic Arts, Inc.	64	8,097
Embracer Group AB (a)(b)	228	1,925
Nintendo Co. Ltd. – ADR	316	19,879
ROBLOX Corporation – Class A (a)	752	34,772
Sea Ltd. – ADR (a)	64	7,667
Stillfront Group AB (a)(b)	432	1,230
Take-Two Interactive Software, Inc. (a)	214	32,900
The Walt Disney Company (a)	62	8,504
Warner Music Group Corporation – Class A	209	7,911
		152,345

Health Care Providers & Services – 1.03%
1Life Healthcare, Inc. (a)	1,190	13,185

Health Care Technology – 1.94%
American Well Corporation – Class A (a)	2,930	12,335
Teladoc Health, Inc. (a)	172	12,407
		24,742

Household Durables – 4.76%
Sony Group Corporation	398	40,878
Vuzix Corporation (a)	2,996	19,774
		60,652

The accompanying notes are an integral part of these financial statements.

SUBVERSIVE METAVERSE ETF

Schedule of Investments (Unaudited) – Continued
March 31, 2022

	Shares	Value
Interactive Media & Services – 4.21%
Alphabet, Inc. – Class C (a)(c)	14	$39,102
Snap, Inc. – Class A (a)	404	14,540
		53,642

Internet & Direct Marketing Retail – 2.56%
Amazon.com, Inc. (a)	10	32,600

IT Services – 14.06%
Akamai Technologies, Inc. (a)	166	19,819
Block, Inc. (a)	326	44,206
Cloudflare, Inc. – Class A (a)	370	44,289
Fastly, Inc. – Class A (a)	1,044	18,145
International Business Machines Corporation	63	8,191
Okta, Inc. (a)	70	10,567
PayPal Holdings, Inc. (a)	156	18,041
Snowflake, Inc. – Class A (a)	70	16,039
		179,297

Leisure Products – 4.01%
Hasbro, Inc.	130	10,650
Mattel, Inc. (a)	1,276	28,340
Peloton Interactive, Inc. – Class A (a)	460	12,153
		51,143

Life Sciences Tools & Services – 2.86%
Agilent Technologies, Inc.	276	36,523

Semiconductors & Semiconductor Equipment – 14.94%
Advanced Micro Devices, Inc. (a)	222	24,274
Intel Corporation	486	24,086
Marvell Technology, Inc.	454	32,556
NVIDIA Corporation	194	52,935
Qorvo, Inc. (a)	162	20,104
QUALCOMM, Inc.	110	16,810
Wolfspeed, Inc. (a)	174	19,812
		190,577

Software – 17.88%
Adobe, Inc. (a)	36	16,402
Atlassian Corporation plc – Class A (a)(b)	42	12,341
Autodesk, Inc. (a)	78	16,719
Crowdstrike Holdings, Inc. – Class A (a)	116	26,341

The accompanying notes are an integral part of these financial statements.

SUBVERSIVE METAVERSE ETF

Schedule of Investments (Unaudited) – Continued
March 31, 2022

	Shares	Value
Software – 17.88% (Continued)
Dassault Systemes SE – ADR	260	$12,823
Fortinet, Inc. (a)	34	11,619
Matterport, Inc. (a)	3,630	29,476
Microsoft Corporation (c)	128	39,464
Palo Alto Networks, Inc. (a)	26	16,185
Unity Software, Inc. (a)	240	23,811
Zoom Video Communications, Inc. – Class A (a)	84	9,847
Zscaler, Inc. (a)	54	13,029
		228,057

Technology Hardware, Storage & Peripherals – 3.21%
Corsair Gaming, Inc. (a)	1,278	27,042
Immersion Corporation (a)	2,492	13,856
		40,898

Textiles, Apparel & Luxury Goods – 2.54%
Adidas AG – ADR	92	10,748
NIKE, Inc. – Class B	84	11,303
PLBY Group, Inc. (a)	792	10,367
		32,418

Total Common Stocks
(Cost $1,181,816)		1,210,018

SHORT-TERM INVESTMENTS – 4.92%
Money Market Funds – 4.92% (d)
First American Government Obligations Fund, Class X, 0.18%	62,805	62,805
Total Short-Term Investments
(Cost $62,805)		62,805
Total Investments
(Cost $1,244,621) – 99.80%		1,272,823
Other Assets In Excess Of Other Liabilities – 0.20%		2,519
Net Assets – 100.00%		$1,275,342

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign security.
(c)	All or a portion of this security has been committed as collateral for securities sold short. The total value of assets committed as collateral as of March 31, 2022 is $39,591.
(d)	The rate quoted is the annualized seven-day effective yield as of March 31, 2022.

The accompanying notes are an integral part of these financial statements.

SUBVERSIVE METAVERSE ETF

Schedule of Securities Sold Short (Unaudited)
March 31, 2022

	Shares	Value
COMMON STOCKS – (1.83)%

Interactive Media & Services – (1.83)%
Meta Platforms, Inc.	(105)	$(23,348)
Total Securities Sold Short – (1.83)%
(Proceeds $(26,609))		$(23,348)

The accompanying notes are an integral part of these financial statements.

SUBVERSIVE METAVERSE ETF

Statement of Assets and Liabilities (Unaudited)
March 31, 2022

ASSETS:
Investments, at value (Cost $1,244,621)	$1,272,823
Deposit at brokers for securities sold short	26,609
Dividends and interest receivable	31
Other receivables	10
Total assets	1,299,473

LIABILITIES:
Securities sold short, at value (Proceeds of $26,609)	23,348
Payable to Adviser	783
Total liabilities	24,131

NET ASSETS	$1,275,342

NET ASSETS CONSIST OF:
Paid-in capital	$1,250,000
Total distributable earnings	25,342
Total net assets	$1,275,342

Net assets	$1,275,342
Shares issued and outstanding(1)	50,000
Net asset value per share	$25.51

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

SUBVERSIVE METAVERSE ETF

Statement of Operations (Unaudited)
For the Period Ended March 31, 2022(1)

INVESTMENT INCOME:
Dividend Income	$599
Interest income	6
Total investment income	605

EXPENSES:
Investment advisory fees (See Note 3)	1,626
Total expenses	1,626
NET INVESTMENT LOSS	(1,021)

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(5,100)
Securities sold short	—
Net realized loss	(5,100)
Net change in unrealized appreciation on:
Investments	28,202
Securities sold short	3,261
Net change in unrealized appreciation	31,463
Net realized and change in unrealized gain on investments	26,363
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,342

(1)	Inception date of the Fund was January 26, 2022.

The accompanying notes are an integral part of these financial statements.

SUBVERSIVE METAVERSE ETF

Statement of Changes in Net Assets

For the Period
Inception through
March 31, 2022(1)
(Unaudited)
OPERATIONS:
Net investment loss	$(1,021)
Net realized loss on investments and securities sold short	(5,100)
Net change in net unrealized appreciation on investments and securities sold short	31,463
Net increase in net assets resulting from operations	25,342

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	1,250,000

NET INCREASE IN NET ASSETS	1,275,342

NET ASSETS:
Beginning of period	—
End of period	$1,275,342

(1)	Inception date of the Fund was January 26, 2022.
(2)	A summary of capital share transactions is as follows:

	For the Period Inception
	through March 31, 2022(1)
	(Unaudited)
SHARE TRANSACTIONS:	Shares	Amount
Issued	50,000	$1,250,000
Redeemed	—	—
Net increase in shares outstanding	50,000	$1,250,000

The accompanying notes are an integral part of these financial statements.

SUBVERSIVE METAVERSE ETF

Financial Highlights

	For the Period
	Inception through
	March 31, 2022(1)
	(Unaudited)
PER SHARE DATA:(2)
Net asset value, beginning of period	$25.00

INVESTMENT OPERATIONS:
Net investment loss(3)	(0.02)
Net realized and unrealized gain on investments	0.53	(4)
Total from investment operations	0.51

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gains	—
Total distributions	—

CAPITAL SHARE TRANSACTIONS:
Transaction fees (see Note 5)	—
Total transaction fees	—
Net asset value, end of period	$25.51

TOTAL RETURN, AT NAV(5)	2.03	%(6)
TOTAL RETURN, AT MARKET(5)	2.11	%(6)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,275

Ratio of expenses to average net assets	0.75	%(7)
Ratio of net investment loss to average net assets	(0.47	%)(7)
Portfolio turnover rate(8)(9)	12	%(6)

(1)	The Fund commenced investment operations on January 26, 2022.
(2)	For Fund share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(5)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)	Excludes in-kind transactions associated with creations of the Fund.
(9)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, securities sold short and in-kind transactions associated with the creation units and redemptions). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

SUBVERSIVE METAVERSE ETF

Notes to the Financial Statements (Unaudited)
March 31, 2022

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Subversive Metaverse ETF (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust. The primary investment objective of the Fund is to seek to achieve its investment objective by investing in globally-listed equity securities of companies that provide services and products that support the infrastructure and applications of the Metaverse (“Metaverse Companies”). “Metaverse” is a term used to describe the next generation of the Internet, which has the potential to allow creators to build the next chapter of human interaction through immersive experiences in three-dimensional virtual spaces. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of Metaverse Companies. The Fund will invest in securities of globally-listed companies with a market capitalization, at the time of investment, of at least $250 million and less than $1 trillion.

The Fund commenced operations on January 26, 2022. The Fund’s investment adviser, Subversive Capital Advisor LLC (the “Adviser”) is responsible for providing management oversight, investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing, and operations services to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by

SUBVERSIVE METAVERSE ETF

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2022

estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of March 31, 2022:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$1,210,018	$—	$—	$1,210,018
Short-Term Investments	62,805	—	—	62,805
Total	$1,272,823	$—	$—	$1,272,823
Liabilities
Short Common Stocks	$(23,348)	$—	$—	$(23,348)
Total	$(23,348)	$—	$—	$(23,348)

SUBVERSIVE METAVERSE ETF

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2022

As of the period ended March 31, 2022, the Fund did not hold any level 3 securities, nor were there any transfers into or out of Level 3.

B.  Securities Sold Short – The Fund sells securities or currencies short for economic hedging purposes or any other investment purpose. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statement of Assets and Liabilities. The Fund will incur losses if the price of the security increases between the date of the short sale and the date on which the Fund purchases the securities to replace the borrowed securities. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Fund is liable for any dividends and interest payable on securities while those securities are sold short. Until the security is replaced, the Fund is required to pay to the lender any income earned, which is recorded as an expense by the Fund. The Fund’s policy is to segregate liquid assets in an amount equal to the fair value of securities sold short (not including proceeds received), which is reflected in the Schedule of Investments. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C.  Transactions with Brokers – The Fund’s deposits at brokers for securities sold short are with one securities dealer. The Fund does not require the brokers to maintain collateral in support of the receivables from the brokers for proceeds on securities sold short. The Fund is required by the brokers to maintain collateral at the brokers or in a segregated account at the Fund’s custodian for securities sold short. The Fund may maintain cash deposits at brokers beyond the receivables for short sales.  The Fund’s securities sold short cash deposits are monitored daily by the Adviser and counterparty. Cash deposits by the Fund are presented as deposits at broker for securities sold short on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the assets or liabilities reflected on the Statement of Assets and Liabilities.

D.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than

SUBVERSIVE METAVERSE ETF

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2022

about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

E.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months and money market funds to be cash equivalents. Cash equivalents are included in short term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

F.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

G.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

H.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the Cboe BZX Exchange, Inc. is closed for trading.

I.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, a unified management fee (accrued daily) based upon the average daily net assets of a Fund at the annual rate of 0.75%.

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

SUBVERSIVE METAVERSE ETF

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2022

The Advisory Agreement continues in effect for an initial two year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund on not more than 60 days’, nor less than 30 days’, written notice to the Adviser when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days’ written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. The Advisor has agreed to pay all expenses of the Fund’s Administrator, transfer agent, fund accountant and custodian in accordance with the Investment Advisory Agreement.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of, and during the period ended March 31, 2022, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

Distributions to Shareholders – The Fund intends to distribute all net investment income and net realized gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified

SUBVERSIVE METAVERSE ETF

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2022

in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the period ended March 31, 2022, the Fund did not make any distributions to shareholders.

The Fund commenced operations on January 26, 2022.

5.  DISTRIBUTION FEES

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“the Plan”).  In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities.  As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees.  However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

6.  SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the Cboe BZX Exchange, Inc. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the creation order costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Funds, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales (excluding short-term investments), creations in-kind and redemptions in-kind, by the Fund for the period ended March 31, 2022, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
U.S. Government	$ —	$ —	$ —	$ —
Other	$68,180	$63,298	$1,182,035	$ —

SUBVERSIVE METAVERSE ETF

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2022

8.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2022, no individuals or entities, for the benefit of their customers, owned more than 25% of the outstanding shares of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

9.  RECENT MARKET EVENTS RISK

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

10.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Fund’s financial statements and notes to the financial statements.

SUBVERSIVE METAVERSE ETF

Board Consideration of Investment Advisory Agreement (Unaudited)
March 31, 2022

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must approve the investment advisory agreement for any new fund of the Trust.

In this regard, at a meeting held on January 20, 2022 (the “Meeting”), the Board, including the Independent Trustees, considered and unanimously approved an advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of its series, the Subversive Metaverse ETF (the “Fund”) and Subversive Capital Advisor LLC (“Subversive”), for an initial two-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in selecting Subversive to serve as the Fund’s investment adviser and in approving the Advisory Agreement.

In advance of the Meeting, Subversive provided information to the Board in response to requests submitted to it by the Trust’s administrator, on behalf of the Trustees, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Subversive included materials describing, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Subversive; (ii) the investment performance of the strategy to be used in managing the Fund; (iii) the Fund’s overall fees and operating expenses, including the proposed unified management fee payable to Subversive, compared with those of a peer group of registered funds; and (iv) potential “fall-out” benefits Subversive may receive based on its relationship with the Fund.

In considering and approving the Advisory Agreement, the Board considered the information it believed relevant, including, but not limited to, the information discussed below. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Subversive, the Interested Trustee, and management. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various information regarding the nature, extent and quality of services to be provided to the Fund by Subversive under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of the portfolio managers who will be primarily responsible for the day-to-day portfolio management of the Fund. It also included information about Subversive’s plans with respect to the Fund’s investment process and portfolio strategy, the approach to security selection and the overall positioning of the Fund’s portfolio. In particular, the Board considered the Fund’s strategy of investing in the equity securities of companies that provide services and products that support the infrastructure and applications of the Metaverse. The Board also received and reviewed information about Subversive’s history and organizational structure and about the Fund’s portfolio managers, Mr. Michael Auerbach, Mr. Leland Hensch, and Mr. Christian Cooper, noting their respective background and experience. The Board also noted it met with and received a presentation from representatives from Subversive, including Mr. Auerbach and Leland Hensch, at the Board’s meeting on October 21, 2021.

SUBVERSIVE METAVERSE ETF

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
March 31, 2022

The Board evaluated the ability of Subversive, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance program and compliance record of Subversive.

The Board considered the special attributes of the Fund as an exchange-traded fund (“ETF”) relative to a traditional mutual fund and the benefits that are expected to be realized from such a structure.  The Board also considered the resources committed by Subversive to support the on-going operations of the Fund.

INVESTMENT PERFORMANCE

The Board reviewed Subversive’s process for identifying and selecting investments for inclusion in the Fund’s portfolio. The Board acknowledged that the Fund is newly formed and has no actual investment performance record, and that, as a newly formed investment adviser, Subversive also had no performance track record. The Board then reviewed the performance of the NASDAQ 100 Index, the proposed primary benchmark index for the Fund, for the one-year, three-year and five-year periods ended December 31, 2021. The Board then noted that it would have the opportunity to review the Fund’s actual performance on an on-going basis after its launch and in connection with future reviews of the Advisory Agreement.

FUND EXPENSES AND INVESTMENT MANAGEMENT FEE RATE

The Board received and considered information regarding the Fund’s proposed management fee and anticipated total operating expense ratio.

The Board considered the Fund’s anticipated net expense ratio in comparison to the average and median ratios of funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar, Inc., an independent provider of investment company data, based on screening criteria applied by the Trust’s administrator in consultation with Subversive. The Board received a description of the methodology and screening criteria used by the Trust’s administrator to select the registered funds and share classes in the Expense Group. The Board considered the inherent limitations of comparisons to the Expense Group in light of uncertainty as to how the fees of other funds in the Expense Group are set and potentially material differences between the Fund and such other funds. The Board noted it would be able to reevaluate the Fund’s fees in the future in the context of future contract renewals.

The Board reviewed and considered the contractual investment management fee rate that would be payable by the Fund to Subversive for investment advisory services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in the Expense Group. The Board noted the Management Fee Rate of the Fund is equal to the Expense Group’s median and slightly higher than the Expense Group’s average, and the Board noted that the overall expense structure of the Fund is competitive in the context of other factors considered by the Board. In this regard, the Board was informed that the funds in the Expense Group may vary widely in their complexity and that the management of the Fund. The Board also took into consideration the Fund’s “unified fee” structure, under which Subversive would, in addition to providing investment management services, bear the costs of various third-party services necessary for the Fund to operate. The Board considered that, other than the management fee, Subversive would pay all operating expenses of the Fund, except for certain costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan.

The Board considered that Subversive does not manage any accounts or funds.

SUBVERSIVE METAVERSE ETF

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
March 31, 2022

Based on its consideration of the factors and information it deemed relevant, including those described above, the Board determined that the Management Fee Rate is reasonable in light of the services to be covered by the Advisory Agreement.

PROFITABILITY

The Board acknowledged that there is no actual information about Subversive’s profitability earned from the Fund but considered information about Subversive’s projected profitability based on a set of assumptions. The Board noted that it would have an opportunity to review information about actual profitability earned from the Fund in the context of future contract renewals.

ECONOMIES OF SCALE

The Board considered information about the notion of possible realization of economies of scale as the assets of the Fund grow and the extent to which potential scale benefits may be shared with shareholders. The Board noted that the amount and structure of the Fund’s unified fee contemplates a sharing of economies of scale with Fund shareholders. The Board also considered that any reduction in fixed costs associated with the management of the Fund would benefit Subversive due to the unified fee structure of the Fund, but that the unified fee would protect shareholders from a rise in operating costs and/or a decline in Fund assets and is a transparent means of informing the Fund’s shareholders of the fees associated with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals.

OTHER BENEFITS TO SUBVERSIVE

The Board received and considered information regarding potential “fall-out” or ancillary benefits to Subversive, as a result of its anticipated relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions.

CONCLUSION

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, among other information and factors deemed relevant by the Board, the Board unanimously approved the Advisory Agreement for an initial two-year term.

SUBVERSIVE METAVERSE ETF

Additional Information (Unaudited)
March 31, 2022

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-617-0004.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-617-0004. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended March 31, is available (1) without charge, upon request, by calling 1-800-617-0004, or on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on the exchange at a price about (i.e. at a premium) or below (i.e. at a discount) the NAV of the Funds are available, without charge on the Funds’ website at www.subversive.com/ETFs.

SUBVERSIVE METAVERSE ETF

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Subversive Capital Advisor LLC
217 Centre Street, Suite 122
New York, NY 10013

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-800-617-0004.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not applicable for Semi-Annual Reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for Semi-Annual Reports.

The registrant is not a foreign issuer.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable for Semi-Annual Reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date     5/26/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/Ryan Roell
Ryan Roell, President

Date     5/26/2022

By (Signature and Title)      /s/Cullen Small
Cullen Small, Principal Financial Officer

Date     5/26/2022